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                                                                       EXHIBIT A

                                Sochrys.com Inc.

                      Resolution Passed By Majority Consent

The undersigned being the holders of more than 51% of the outstanding voting stock of Sochrys.com Inc., a Nevada corporation (the "Corporation"), hereby waive notice and the holding of a meeting and unanimously consent to adopt the following resolution:

     1. Resolved: that Article I of the Articles of Incorporation of the Corporation shall be amended to read as follows:
                    "Article I
          The name of the Corporation shall be: Validian Corporation "

IN WITNESS WHEREOF, the undersigned stockholders of Sochrys.com Inc. have executed this Majority Consent effective as of the 28th day of January, 2003. This Majority Consent may be executed in multiple counterparts all of which together shall constitute one instrument.


/s/ Valdosta Corporation                             3.4 million
------------------------                             -----------
Stockholder                                          Number of Shares

/s/ Waycross Corporation                             3.4 million
------------------------                             -----------
Stockholder                                          Number of Shares

/s/ Robert James and Associates Ltd.                 406,722
------------------------------------                 -------
Stockholder                                          Number of Shares

/s/ Paragon Technologies Ltd.                        395,937
-----------------------------                        -------
Stockholder                                          Number of Shares

/s/ Insight Corp.                                    378,540
-----------------                                    -------
Stockholder                                          Number of Shares

/s/ G.C. Payne Inc.                                  376,377
-------------------                                  -------
Stockholder                                          Number of Shares

/s/ VMX Group Ltd.                                   375,447
------------------                                   -------
Stockholder                                          Number of Shares






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